UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2008

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-10898	41-0518860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

385 Washington Street
Saint Paul, Minnesota		55102
(Address of principal executive offices)		(Zip Code)

(651) 310-7911

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

Item 8.01  Other Events.

On October 13, 2008, The Travelers Companies, Inc. issued a press release announcing its initial estimates for third quarter 2008 catastrophe losses, primarily relating to Hurricanes Ike, Gustav and Dolly, net realized investment losses and net favorable prior year reserve development.  The press release is filed as Exhibit 99 to this Report and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99	Press release issued by The Travelers Companies, Inc., dated October 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2008	THE TRAVELERS COMPANIES, INC.

	By:	/s/ Matthew S. Furman
		Name:	Matthew S. Furman
		Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99	Press release issued by The Travelers Companies, Inc., dated October 13, 2008.